EXHIBIT 10(c)

FIRST AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (the “Amendment”) dated as of September 23, 2003, is made by and among Harrison Street Funding, LLC, as seller (the “Seller”), Church & Dwight Co., Inc., as initial Servicer (the “Servicer”), Market Street Funding Corporation, as Issuer (the “Issuer”), and PNC BANK, NATIONAL ASSOCIATION, as administrator (the “Administrator”).

W I T N E S S E T H:

WHEREAS, the parties hereto are parties to that certain Receivables Purchase Agreement dated as of January 16, 2003, by and among the Seller, the Servicer, the Issuer, and the Administrator (the “Receivables Purchase Agreement”), and desire to amend the terms thereof as set forth herein.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1. Definitions.

Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Receivables Purchase Agreement as amended by this Amendment.

2. Amendments of Receivables Purchase Agreement.

(a) The first sentence of Section 5.1 of the Receivables Purchase Agreement [Amendments, etc.] is hereby amended and restated as follows:

“No amendment or waiver of any provision of this Agreement or any other Transaction Document, or consent to any departure by the Seller or the Servicer therefrom, shall be effective unless in writing signed by the Administrator, and, in the case of any amendment, by the other parties thereto; and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that if required by the Issuer, no such material amendment shall be effective until both Moody’s and Standard & Poor’s have notified the Administrator in writing that such amendment will not result in a reduction or withdrawal of the rating of any Notes.”

(b) The definition of “Concentration Percentage” set forth in Exhibit I of the Receivables Purchase Agreement is hereby amended and restated as follows:

“Concentration Percentage” means: (a) for any Special Obligor, 30%, (b) for any Group A Obligor, 12.0%, (c) for any Group B Obligor, 10.0%, (d) for any Group C Obligor, 6.0% and (e) for any Group D Obligor, 4.0%.

(c) The definition of “Concentration Reserve Percentage” set forth in Exhibit I of the Receivables Purchase Agreement is hereby amended and restated as follows:

“Concentration Reserve Percentage” means, at any time, the largest of the following: (i) the sum of four largest Group D Obligor Percentages (up to the Concentration Percentage for each Obligor), (ii) the sum of the two largest Group C Obligor Percentages (up to the Concentration Percentage for each Obligor), (iii) the largest Group B Obligor Percentage (up to the Concentration Percentage for each Obligor) or Group A Obligor Percentage (up to the Concentration Percentage for each Obligor), and, if the “Special Obligor Conditions” (as defined in the following sentence) are not satisfied, (iv) the lesser of 16% and the largest Special Obligor Percentage. The “Special Obligor Conditions” shall not be satisfied (and clause (iv) of the immediately preceding sentence shall apply) if either (a) the Special Obligor fails to maintain a short-term debt rating of at least “A-1” by Standard & Poor’s and “P-1” by Moody’s or (b) the Delinquent Receivables of the Special Obligor exceed 35% of the total Receivables of the Special Obligor.

(d) The definition of “Dilution Ratio” set forth in Exhibit I of the Receivables Purchase Agreement is hereby amended and restated as follows:

“Dilution Ratio” means the ratio (expressed as a percentage and rounded to the nearest 1/100th of 1%, with 5/1000th of 1% rounded upward), computed as of the last day of each fiscal month by dividing: (a) the aggregate amount of payments, reductions or adjustments, other than credit memos and non cash adjustments related to or contemplated by the items listed in the definition of the Specific Dilution Ratio required to be made by the Seller pursuant to Section 1.4(e)(i) of the Agreement during such fiscal month by (b)(1) if such fiscal month calculation is March, June, September or December, the average of Gross New Receivables made by the Originator during each of the prior two fiscal months multiplied by 1.25 or (b)(2) for all other fiscal months of calculation, the average of Gross New Receivables made by the Originator during each of the prior two fiscal months multiplied by 0.889, excluding in each of clauses (a) and (b)(1) or (b)(2) all Gross New Receivables the Obligors of which are federal, state or local governments, instrumentalities, subdivisions, affiliates, or agencies thereof, and all credit activity relating thereto.

3. Conditions of Effectiveness of this Amendment. The effectiveness of this Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent:

(a) Legal Details; Counterparts. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Administrator, and the Administrator shall have received from the Seller, the Issuer, and the Servicer all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrator.

(b) First Amendment to Liquidity Agreement. The Administrator shall have received an executed copy of the first amendment to the Liquidity Agreement which shall be in form and substance satisfactory to the Administrator.

4. Amendment. The Receivables Purchase Agreement and other Transaction Documents referred to herein and certain of the exhibits and schedules thereto are hereby amended in accordance with the terms hereof and any reference to the Receivables Purchase Agreement or other Transaction Documents in any document, instrument, or agreement shall hereafter mean and include the Receivables Purchase Agreement or such Transaction Document, including such schedules and exhibits, as amended hereby.

5. Force and Effect. Each of the Seller and the Servicer reconfirms, restates, and ratifies the Receivables Purchase Agreement, the Transaction Documents and all other documents executed in connection therewith except to the extent any such documents are expressly modified by this Amendment and each of the Seller and the Servicer confirms that all such documents have remained in full force and effect since the date of their execution.

6. Governing Law. This Amendment shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.

7. Counterparts. This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8. Effective Date. This Amendment shall be effective as of and shall be dated as of the date of satisfaction of all conditions set forth in Section 3 of this Amendment.

[SIGNATURES BEGIN ON NEXT PAGE]

[SIGNATURE PAGE 1 OF 3 TO FIRST AMENDMENT TO

RECEIVABLES PURCHASE AGREEMENT]

IN WITNESS WHEREOF and intending to be legally bound hereby, the parties hereto have executed this Amendment as of the date first above written.

HARRISON STREET FUNDING, LLC, as Seller

By:
Name:
Title:

CHURCH & DWIGHT CO., INC., as initial Servicer

By:
Name:
Title:

[SIGNATURE PAGE 2 OF 3 TO FIRST AMENDMENT TO

RECEIVABLES PURCHASE AGREEMENT]

MARKET STREET FUNDING CORPORATION, as Issuer

By:
Name:
Title:

[SIGNATURE PAGE 3 OF 3 TO FIRST AMENDMENT TO

RECEIVABLES PURCHASE AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:
Name:	John Smathers
Title:	Vice President